SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest report): August 29, 2001

                        American General Corporation
             (Exact Name of Registrant as Specified in Charter)

                                   Texas
               (State or Other Jurisdiction of Incorporation)


               001-07981                              74-0483432
       (Commission File Number)           (IRS Employer Identification No.)


                 2929 Allen Parkway
                   Houston, Texas                           77019
      (Address of Principal Executive Offices)           (Zip Code)

     Registrant's telephone number, including area code: (713) 522-1111

                               Not Applicable
       (Former name or former address, if changed since last report)




Item 1.           Change in Control of Registrant.

Item 5.           Other Events.

On August 29, 2001, pursuant to the Agreement and Plan of Merger, dated as of May 11, 2001 (the "Merger Agreement"), among American General Corporation, a Texas corporation ("American General"), American International Group, Inc., a Delaware corporation ("AIG"), and Washington Acquisition Corporation, a Texas corporation and a direct wholly-owned subsidiary of AIG ("Merger Sub"), AIG completed its acquisition of American General. The merger was effected by Merger Sub merging with and into American General. As a result of the merger, American General will become a wholly owned subsidiary of AIG. A copy of the Merger Agreement was previously filed as Exhibit 2.02 to a Current Report on Form 8-K filed on behalf of American General on May 11, 2001 and is incorporated by reference herein.

At the effective time, as a result of the merger, each share of American General common stock, par value $0.50, issued and outstanding prior to the effective time of the merger other than the Excluded Shares (as defined in the Merger Agreement) was converted into the right to receive 0.5790 of a share of AIG common stock, par value $2.50. The relevant shares of AIG common stock were issued pursuant to a Registration Statement on Form S-4 filed by AIG with the Securities and Exchange Commission, which became effective on June 22, 2001.

The merger is intended to qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. AIG accounted for the merger as a "pooling of interests" under United States generally accepted accounting principles.

On August 29, 2001, a press release was issued announcing the effectiveness of the merger. A copy of the press release is filed herewith as Exhibit
99.1 and is incorporated by reference herein.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Financial Statements of Business Acquired
                           Not applicable.

                  (b)      Pro Forma Financial Information
                           Not applicable.

                  (c)      Exhibits

                           Exhibit No.   Description

                           99.1 Press Release, dated August 29, 2001, announcing effectiveness of the merger.



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2001
                                     American General Corporation


                                     By:/s/    Mark S. Berg
                                        ----------------------------------
                                        Name:  Mark S. Berg
                                        Title: Executive Vice President,
                                               General Counsel and Corporate
                                               Secretary